Rule 497(e)
File Nos. 33-73832/811-8268

Supplement dated September 11, 2006, to Prospectus dated April 28, 2006, as Supplemented August 2, 2006 (the “Prospectus”)

FOR SHAREHOLDERS OF FIRSTHAND HEALTH SCIENCES FUND

Effective immediately, Walter T. McCormick has replaced Liu-Er Chen as the Portfolio Manager for the portion of Firsthand Health Sciences Fund that is sub-advised by Evergreen Investment Management Company, LLC (“EIMC”).  In accordance with this change, the following information replaces the applicable section on page 33 of the Prospectus referencing the Portfolio Manager:

Walter T. McCormick, CFA, is the Portfolio Manager responsible for the day-to-day operation of the portion of Firsthand Health Sciences Fund’s portfolio allocated to EIMC.  Mr. McCormick is a Senior Vice President, Senior Portfolio Manager, and head of the Large Cap Value and Core Equity team at EIMC.  He originally was employed by a predecessor of EIMC from 1984 to 1998.  Mr. McCormick then joined David L. Babson & Co., Inc. in 1998 to April 2000.  From April 2000 to March 2002 he managed private portfolios.  Mr. McCormick rejoined EIMC in March 2002.

Rule 497(e)
File Nos. 33-73832/811-8268

Supplement Dated September 11, 2006, to Statement of Additional Information Dated April 28, 2006,
as Supplemented August 2, 2006 (the “SAI”)

FOR SHAREHOLDERS OF FIRSTHAND HEALTH SCIENCES FUND

Effective immediately, Walter T. McCormick has replaced Liu-Er Chen as the Portfolio Manager for the portion of Firsthand Health Sciences Fund that is sub-advised by Evergreen Investment Management Company, LLC (“EIMC”).  In accordance with this change, the SAI is hereby revised to delete references to Liu-Er Chen and add the following information under the sub-headings referenced below:

On page 20, under the sub-heading entitled “Other Accounts Managed by Adviser and Sub-Advisers of Firsthand Funds,” the following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by EIMC, the Sub-Adviser of the Fund, as of June 30, 2006.

Portfolio Manager		(Assets in thousands)
Walter T. McCormick	Assets of registered investment companies managed
	Evergreen Health Care Fund(1)	299,975.5
	Ing Investors Trust - Health Sciences	179,210.4
	Firsthand Health Sciences Fund	668.6
	Aegon/Transamerica Fund Advisors, Inc	471,602.3
	Evergreen Fundamental Large Cap Fund	1,228,054.8
	Evergreen VA Fundamental Large Cap Fund	175,049.7
	Evergreen Balanced Fund(2)	1,408,843.2
	Evergreen VA Balanced Fund(2)	78,673.1
	TOTAL	2,890,621.8
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed	1
	Assets of separate accounts managed	182,010.3
	Number of those subject to performance fee	0

(1) At June 30, 2006, Evergreen Health Care Fund’s assets were managed by Liu-Er Chen. Mr. McCormick has subsequently been named portfolio manager of Evergreen Health Care Fund.

(2) Mr. McCormick is not responsible for the management of the entire portfolio of Evergreen Balanced Fund or of Evergreen VA Balanced Fund.  As of June 30, 2006, he was responsible only for approximately $1,011.8 million of the $1,487.5 million in assets in these funds.

On page 23, under the sub-heading entitled “Compensation,” for EIMC’s portfolio manager’s compensation, the investment performance component of Walter T. McCormick’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Lipper Large Cap Core
Lipper Utility
Lipper Equity Income
Lipper Small Cap Value
Lipper Health/Biotechnology Funds

On page 25, under the sub-heading entitled “Disclosure of Securities Ownership,” the table below sets forth the amount of shares beneficially owned by Walter T. McCormick in each Fund(s) for which he serves as portfolio manager as of June 30, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Dollar Range of Fund
Portfolio Manager	Technology Value Fund	Technology Leaders Fund	Technology Innovators Fund	e- Commerce Fund	Global Technology Fund	Health Sciences Fund
Walter T. McCormick	None	None	None	None	None	None